THE ADVISORS’ INNER CIRCLE FUND

(the “Trust”)

McKee International Equity Portfolio

(the “Fund”)

Supplement dated June 10, 2020 to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”), each dated March 1, 2020, as supplemented

This supplement provides new and additional information beyond that contained in the Summary Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus, Prospectus and SAI.

I.	On June 10, 2020, a special meeting (the "Meeting") of the Fund’s shareholders was held to vote on a proposal (the "Proposal") to approve a new investment advisory agreement (the "New Agreement") between the Trust, on behalf of the Fund, and CSM Advisors, LLC (“CSM” or the “Adviser”). Prior to the Meeting, CSM served as investment adviser to the Fund pursuant to an interim investment advisory agreement between the Trust, on behalf of the Fund, and CSM, which became effective on March 12, 2020 upon CSM’s purchase of substantially all of the assets of C.S. McKee, L.P., the Fund’s predecessor adviser.

Shareholders of the Fund approved the Proposal at the Meeting. The New Agreement became effective on June 10, 2020, and accordingly CSM now serves as investment adviser to the Fund pursuant to the New Agreement. Accordingly, the following changes are hereby made to the Fund’s Summary Prospectus, Prospectus and SAI:

1.	In the “Investment Adviser” section of the Prospectus, the first and second paragraphs under the heading entitled “Investment Management” are hereby deleted and replaced with the following:

CSM Advisors, LLC, a Delaware limited liability company located at 420 Ft. Duquesne Blvd., 8th Floor, One Gateway Center, Pittsburgh, PA 15222, serves as the Fund’s investment adviser. The Adviser is 100% owned by CSM Holdings, LLC. CSM Holdings, LLC is approximately 87-90% owned by NSI Holdco, LLC (“NSI”) and 10-13% owned by CSM employees. NSI’s principal equity holder is an investment fund managed by Estancia Capital Management, LLC. As of March 30, 2020, the Adviser had approximately $7 billion in assets under management.

2.	In “The Trust” section of the SAI, the second paragraph is hereby deleted and replaced with the following:

History of the Fund. The McKee International Equity Portfolio is the successor to the UAM Funds, Inc. McKee International Equity Portfolio (the “Predecessor Fund”). The Predecessor Fund was managed by C.S. McKee L.P. (the “Predecessor Adviser”) using the same investment objective, strategies, policies and restrictions as those of the Fund. The Predecessor Fund’s date of inception was May 26, 1994. The Predecessor Fund dissolved and reorganized into the McKee International Equity Portfolio on June 24, 2002. All of the assets and liabilities of the Predecessor Fund were transferred to its successor in connection with the Fund’s commencement of operations on June 24, 2002. On March 12, 2020, CSM Advisors, LLC (the “Adviser” or “CSM”) acquired substantially all of the operating assets of the Predecessor Adviser and became investment adviser to the Fund.

3.	In the “Investment Advisory and Other Services” section of the SAI:

a)	The first and second paragraphs are hereby deleted and replaced with the following:

Investment Adviser. CSM Advisors, LLC, a Delaware limited liability company organized in 2019, serves as the investment adviser to the Fund. The Adviser’s principal place of business is 420 Ft. Duquesne Blvd., 8th Floor, One Gateway Center, Pittsburgh, PA 15222. The Adviser is 100% owned by CSM Holdings, LLC. CSM Holdings, LLC is approximately 87-90% owned by NSI Holdco, LLC (“NSI”) and 10-13% owned by CSM employees. NSI’s principal equity holder is an investment fund managed by Estancia Capital Management, LLC. As of March 30, 2020, the Adviser had approximately $7 billion in assets under management.

b)	The third paragraph is hereby deleted and replaced with the following:

Advisory Agreement with the Trust. The Trust and the Adviser have entered into an investment advisory agreement dated June 10, 2020 (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as investment adviser and makes the investment decisions for the Fund and continuously reviews, supervises and administers the investment program of the Fund, subject to the supervision of, and policies established by, the Board.

4.	All other references to “C.S. McKee, L.P.” in the Summary Prospectus, Prospectus and SAI, including all appendices thereto, are hereby deleted and replaced with “CSM Advisors, LLC.”

II.	The Adviser no longer has an arrangement to provide Fund portfolio holdings information to Pierce Park Group prior to the date on which portfolio holdings information is posted on the Internet. Accordingly, in the “Portfolio Holdings section” of the SAI, the penultimate paragraph is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

CSM-SK-006-0100

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